                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                             UNIVERSAL MFG. CO.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

TO THE SHAREHOLDERS OF UNIVERSAL MFG. CO.:

Notice is hereby given that the Annual Meeting of the Shareholders of UNIVERSAL MFG. CO. will be held at the Omaha Marriott Hotel, 10220 Regency Circle (I-680 at Dodge Street), Omaha, Nebraska, on November 17, 1998 at 10:00 a.m. for the election of members of the Board of Directors for the ensuing year, for a vote on the Independent Shareholder proposal set forth in the enclosed 1998 Proxy Statement and for the transaction of such other business as may properly come before the meeting.

The date of record for voting at this 1998 Annual Meeting was the close of business on September 9, 1998. Only holders of common stock as of this record date are entitled to Notice of and to vote at the aforesaid meeting or any adjournment thereof.

It is hoped that as many Shareholders as possible will attend in person but if it will be impossible for you to do so, we request that you sign and return the enclosed Proxy in the envelope provided. Returning the Proxy does not prevent a Shareholder from attending the meeting and voting in person.

Enclosed with this Notice is the 1998 Annual Report of the Company.

By order of the Board of Directors.


                                     Donald D. Heupel, President
                                     T. Warren Thompson, Secretary

                                 UNIVERSAL MFG. CO.

                                405 Diagonal Street
                                 Algona, Iowa 50511

                                Proxy Statement for
                           Annual Meeting of Shareholders
                               of Universal Mfg. Co.


                            To Be Held November 17, 1998


       The enclosed proxy is solicited by the Board of Directors of Universal Mfg. Co. for use at the Annual Meeting of Shareholders of the Company to be held on November 17, 1998, and at any adjournment thereof. Such meeting is to be held at the Omaha Marriott Hotel, 10220 Regency Circle, (I-680 at Dodge Street), Omaha, Nebraska, and will commence at 10:00 o'clock a.m. Such solicitation is being made by mail and the Company may also use its officers, directors and regular employees to solicit proxies from shareholders either in person or by telephone, telegraph or letter without extra compensation.

       Any proxy given pursuant to such solicitation may be revoked by the shareholder at any time prior to the voting of the proxy. Any revocation of a proxy may be in writing delivered to the Company or by oral statement of any shareholder in attendance at the Annual Meeting.

       This solicitation is being made by the Company. The entire cost of such solicitation, which represents the amount normally expended for a solicitation relating to an uncontested election of directors, plus the amounts related to the opposition of a shareholder proposal, will be borne by the Company. Such cost will include the cost of supplying necessary additional copies of the solicitation material and the annual report to shareholders, for beneficial owners of shares held of record by brokers, dealers, banks and voting trustees and their nominees and, upon request, the reasonable expenses of such recordholders for completing the mailing of such material and report to such beneficial owners.

       Only shareholders of record of the Company's 816,000 shares of Common Stock outstanding as of the close of business on September 9, 1998, will be entitled to vote. Each share of Common Stock is entitled to one vote on any matter which may properly come before the meeting. This proxy statement and the enclosed form of proxy are being mailed to shareholders on or about October 8, 1998. The 1998 annual report of the Company to its shareholders is being mailed to shareholders with this proxy statement.

October 8, 1998

                              PROPOSALS TO BE VOTED UPON

PROPOSAL 1: ELECTION OF DIRECTORS

       The first proposal for the 1998 Annual Meeting is the election of three directors to hold office until the 2000 Annual Meeting of Shareholders or until a successor is duly elected and qualified. The following current directors have been nominated for reelection: Donald D. Heupel, Harry W. Meginnis and T. Warren Thompson. Detailed information on each is provided in the Current Directors and Nominees section.

       In the absence of instructions to the contrary, the proxies solicited by the Board of Directors will be voted in favor of the election of the nominees listed in this proxy statement. If any such nominees shall withdraw or otherwise become unavailable, which is not expected, the proxies will be voted for a substitute nominee who will be designated by the Board of Directors.

       As indicated in the proxy, where no direction is given with respect to proposal No. 1, the proxy will be voted for such proposal. Shareholders who neither submit a proxy nor attend the meeting, along with broker non-votes, will not be counted as either a vote for or against the election of a director. Directors will be elected upon receiving a majority of the votes cast in person or by proxy at the annual meeting, providing a quorum is present.

       Shareholders have cumulative voting rights. Each shareholder of record is entitled to as many votes as the total number of shares of Common Stock held of record by such shareholder multiplied by the number of directors to be elected by the shareholders. These votes may be divided among the total number of directors to be elected or distributed among any lesser number in such roportion as the shareholder may desire. Unless otherwise instructed, the proxy holders will vote the proxies received by them equally for each nominee shown in this proxy statement, reserving the right, however, to cumulate their votes and distribute them among the nominees in their discretion. By marking the appropriate box on the form of proxy, a share-holder may withhold authority to vote for all of the nominees listed below or, by inserting individual names in the blank space provided, may withhold the authority to vote for any one or more of such nominees. Neither shares nor proxies may be voted for a greater number of persons than the number of nominees shown below.

       Management recommends a vote FOR the reelection of the nominated directors.

PROPOSAL 2: DIRECTOR COMPENSATION LIMITATION

       Mr. Robert W. Morrow, of Lincoln, Nebraska, submitted a shareholder proposal to Management to be presented at the 1998 Annual Meeting which proposes the implementation of a cap on director compensation based on a percentage of the Company's previous year's dividend. Detailed information on Mr. Morrow's proposal is provided in the Shareholder Proposal section.

        The affirmative vote of a majority of shares present in person or by proxy is required for the approval of this proposal. Shareholders who neither submit a proxy nor attend the meeting, along with broker non-votes, will not be counted as either a vote for or against the shareholder proposal.
 As indicated in the proxy, in the absence of instructions to the contrary, the proxies solicited by Management will be voted against the shareholder proposal presented by Mr. Morrow at the 1998 Annual Meeting.

       Management recommends a vote AGAINST the imposition of a limitation on director compensation based on a percentage of the Company's previous year's dividend.

       The Trust Department of the First National Bank of Omaha will tally all votes cast in person or by proxy for the election of directors and with respect to the shareholder proposal.

                             ELECTION OF DIRECTORS

       Three directors are to be elected at this Annual Meeting to hold office until the 2000 Annual Meeting of Shareholders or until a successor is duly elected and qualified. The Articles of Incorporation of the Company provide for classification of directors into two classes to be elected in alternate years for two-year terms. The Company's current Bylaws provide for seven directors, with three to be elected in 1998 and four to be elected in 1999. All of the nominees are presently directors of the Company and have been previously elected by the shareholders.

       Management recommends a vote FOR the reelection of the nominated directors.

                          CURRENT DIRECTORS AND NOMINEES

       The following table contains certain information with respect to the persons currently serving as directors including those persons nominated for election at the 1998 Annual Meeting of Shareholders:

Nominees:


                                                    Year First
                                                   Became Term
    Name and Principal Occupation      Age           Director        Expires
    -----------------------------      ---           --------        -------
DONALD D. HEUPEL                        51             1985           2000
 President of the Company
 Algona, Iowa

HARRY W. MEGINNIS                       71             1966           2000
 Retired
 Palm City, Florida

T. WARREN THOMPSON                      68             1969           2000
 Secretary of the Company
 Commercial Real Estate Broker
 Wahoo, Nebraska


Other Directors:


                                                    Year First
                                                      Became         Term
    Name and Principal Occupation       Age          Director       Expires
    -----------------------------       ---          --------       -------
RICHARD R. AGEE                         46             1998           1999
 Owner and General Manager,
 Agee's Automotive Repair & Parking
 Lincoln, Nebraska

RICHARD E. McFAYDEN                     46             1984           1999
 Partner, Perrigrine Partners, a Real
 Estate Investment Partnership
 Professor of Business and
 Associate Director of
 Student Services, Buena Vista
 University
 Omaha, Nebraska

HELEN ANN McHUGH                        45             1997           1999
 Account Manager, Caltar, Inc.
 Santa Fe Springs, California

THOMAS W. RASMUSSEN                     36             1997           1999
 Professional Consultant
 Jeff Sacks Automotive Management Group
 La Jolla, California


       Richard R. Agee was appointed to the Board of Directors in July of 1998. Mr. Agee is a third generation director who has extensive education in the automobile industry. Mr. Agee has sixteen years experience in the automobile industry as the Owner and General Manager of Agee's Automotive Repair & Parking. In 1987, he was a national finalist in the ASE/NAPA Technician of the Year competition. Currently, Mr. Agee is involved in various professional organizations relating to the automobile industry including the NAPA AutoCare Center of which he has presided as the Local Group President since 1993.

       All directors and nominees for director have been in their respective occupations for more than the past five years, except Mr. Rasmussen who worked for Piper Jaffray from 1992 to 1997, and for Arcadia Financial, Ltd. from 1997 to 1998, before assuming his current position at Jeff Sacks Automotive Management Group. Ms. McHugh and Mr. Rasmussen are cousins.

       There is no standing compensation committee of the Board of Directors. The Board of Directors acts as a whole as the Company's Audit Committee. As an Audit Committee, the Board of Directors reviews financial reporting and accounting matters, including the retaining of certified public accountants. The Board of Directors generally meets once each quarter. It held four regularly scheduled meetings during the fiscal year ended July 31, 1998, with each such meeting being a meeting of the Audit Committee, as well. In addition, the Board held a special telephone conference meeting in May of 1998.

       At the Company's quarterly meeting held July 21, 1998, the Board adopted a resolution establishing a standing nominating committee to be elected from its members. The duties of the nominating committee shall be to recommend to the Board prior to the annual shareholders meeting nominees for election to the Board for whom the Company will solicit proxies. Also, in the event of a vacancy, the nominating committee shall recommend to the Board a nominee to fill such vacancy. The nominating committee will provide the Board with recommendations for the first time with respect to the directors to be elected at the 1999 Annual Meeting.

       The Board also adopted a resolution setting a deadline for floor nominations with respect to the election of directors. Nominations for election to the Board to be considered at the 1999 Annual Meeting must be submitted in writing no earlier than February 1, 1999 and no later than June 1, 1999.

                                  MANAGEMENT

       Executive officers of the Company, and other significant employees of the Company, are listed below:


Name and Age                                 Current Position and Business History
---------------------------------------------------------------------------------------
Donald D. Heupel (51) . . . . . . . . . . . .President of the Company for more than the past five years.

Harold J. Pursley (54). . . . . . . . . . . .Vice President of the Company since July 21,
                                             1998; Treasurer of the Company since
                                             November 18, 1997.(1)

T. Warren Thompson (68) . . . . . . . . . . .Secretary of the Company for more than the past five years; Treasurer of the Company
                                             until October 31, 1995
---------------------------------------------------------------------------------------


(1) The Board elected Mr. Pursley Treasurer of the Company at its 1997 Annual Meeting. The Board then appointed Mr. Pursley Vice-President at its quarterly meeting held on July 21, 1998.

                    COMPENSATION OF PRESIDENT AND DIRECTORS

       The following table sets forth all compensation paid or payable by the Company during the past fiscal year to the President of the Company, Mr. Donald
D. Heupel:

                          SUMMARY COMPENSATION TABLE


                               Annual Compensation
--------------------------------------------------------------------------------
NAME AND                                                            ALL OTHER
PRINCIPAL POSITION                  YEAR(1)       SALARY           COMPENSATION
--------------------------------------------------------------------------------
Donald D. Heupel,                    1998      $67,255.59(2)       $20,156.98(3)
President of the Company


--------------
(1)    For fiscal year ended July 31, 1998.

(2) Mr. Donald Heupel was compensated in fiscal 1998 partly by fixed salary and partly by commission expressed as a percentage of before-tax profits. Mr. Heupel's fixed salary for fiscal 1997 was $39,600. His commission percentage was one and one-half percent. The Board has established a minimum monthly commission to be paid to Mr. Heupel of $1,500. The total commission compensation paid to Mr. Heupel for fiscal 1998 was $27,655.59.

(3) Mr. Heupel was paid $18,000 in director fees. This amount also includes an annual contribution of $2,156.98 made by the Company to Mr. Heupel's 401(k) account.

       All directors of the Company, including Richard W. Agee who resigned on July 21, 1998, were paid $1,500 per month during the last fiscal year; except
(1) Harry W. Meginnis was paid $19,500 due to a lost check not paid before the end of the 1997 fiscal year and (2) Mr. Richard R. Agee who was not paid directors' fees due to his election ten days prior to the end of the 1998 fiscal year. In addition, Mr. Thompson was paid $2,200 during the last fiscal year for services rendered in his capacity as Secretary of the Company. Finally, the Company adopted a 401(k) plan (the "Plan") for its supervisory, clerical and sales employees, effective January 1, 1997. Mr. Heupel currently participates in the Plan and Mr. Pursley plans to participate.

                        OWNERSHIP OF VOTING SECURITIES
                           BY DIRECTORS AND NOMINEES
                        ------------------------------

       The following table sets forth the share ownership for each of the directors and nominees for director as of September 9, 1998:


                      Name and Address                Amount and
                             of                 Nature of Beneficial     Percent
 Title of Class       Beneficial Owner                Ownership         of  Class
 --------------       ----------------                ---------         ---------
  Common Stock        Richard R. Agee                    300              0.04%
                      5300 Bridle Lane
                      Lincoln, NE 68516

  Common Stock        Donald D. Heupel                   500(1)           0.06%
                      219 South Avenue
                      Algona, IA 50511

  Common Stock        Richard E. McFayden             20,690              2.53%
                      672 Fairwood Lane
                      Omaha, NE 68132

  Common Stock        Helen Ann McHugh                 2,555              0.31%
                      546 North Marengo Avenue
                      Pasadena, CA 91101

  Common Stock        Harry W. Meginnis                2,700              0.33%
                      12776 Mariner Court
                      Palm City, FL 34990

  Common Stock        Thomas W. Rasmussen             53,300(2)           6.53%
                      P.O. Box 61428
                      Denver, Colorado 80206

  Common Stock        T. Warren Thompson                2600(3)           0.32%
                      1600 N. Chestnut
                      Wahoo, Nebraska 68066


--------------
(1) Includes 500 shares owned by him and his wife as joint tenants with respect to which Mr. Heupel may be regarded as having shared voting power and shared investment power.

(2) According to a Schedule 13D Amendment filed with the SEC on June 5, 1998, Mr. Rasmussen disclosed that he had sole voting power over 100 shares; shared voting power over 53,200 shares held by him as trustee of a trust of which he is one of four beneficiaries and sole dispositive power over 53,300 shares, including 100 shares held by him directly and 53,200 shares held by him as trustee of the aforementioned trust.

(3) Includes 2400 shares owned by Mr. Thompson's daughter, Katharyn Mary Thompson Wyckoff, to which Mr. Thompson may be regarded as having shared voting and investment power.

     In addition to the shared voting power and shared investment power indicated in the above footnotes, spouses of the persons listed may be regarded as having beneficial ownership and shared voting power and shared investment power with respect to the shares shown.

     The following table sets forth certain information as to the shares of Common Stock beneficially owned by all officers and directors of the Company as a group as of September 9, 1998:


                        Amount and Nature of
     Title of Class     Beneficial Ownership      Percent of Class
     --------------     --------------------      ----------------
     Common Stock             82,645(1)                10.13%


--------------
(1) Includes 56,100 shares with respect to which members of the group may be regarded as having shared voting power and/or shared investment power.

          SHAREHOLDER PROPOSAL:  DIRECTOR COMPENSATION LIMITATION

     Mr. Robert W. Morrow, of Lincoln, Nebraska, has informed the Company that he intends to present the following proposal at the 1998 Annual Meeting:

     "Proposed that the total director fees for the entire Board of Directors be limited to ten percent (10%) of the Company's previous year's dividend."

STATEMENT OF MR. MORROW AS THE PROPONENT

     During the 1990s, many companies' dividends have increased on a regular basis. The market capitalization has also grown at well-run companies during the past eight years. Universal Manufacturing's dividend has increased three times and been cut three times. Its market capitalization rose to $14,315,000, but now (as of August 7, 1998) stands at $8,180,000 - that's a decrease of $6,135,000, or forty-three percent (43%) from the year's high. The total market cap currently stands at a level lower than it did in 1989. The director's compensation is high compared to most publicly-traded companies, as a percentage of dividends, revenues or net income. Let's not overpay them for the job they have done. I urge you to vote for this shareholder proposal.

MANAGEMENT'S STATEMENT IN OPPOSITION TO THE PROPOSAL

     Management disclaims any responsibility for the accuracy or content of the proposal and supporting statement, which are presented as received from the proponent. The proponent's remarks upon capitalization, even if accurate, relate to market conditions and not the Company's performance which for fiscal year 1998 was the third best ever.

     The proposed structure for calculating director compensation places directors in a conflicted position. The Company's best interest, as to growth and changes in economic conditions, at certain times makes it advisable to accumulate capital. The proposed compensation structure makes the amount of director compensation directly dependent on the amount of the Company's previous year's dividend. Directors should be free to determine dividend policy without having to consider the effect on their own future compensation.

     Management believes that the imposition of such a limitation on director compensation would significantly impair the Company's ability to attract, motivate and retain highly qualified individuals for the director positions.

     Our directors sacrifice time and attention from their principal occupations in order to serve the Company. Directors spend a significant amount of time each year on Company matters and are required to travel, at least four times a year, to Omaha, Nebraska or Algona, Iowa, for the Company's directors' meetings. It is appropriate for the Company to compensate its directors for such service. Our Company is small, but the amount of responsibility and time required of a director are significant. The Company has only two operating officers. The direction and advice provided by Board members permits significant savings in executive compensation.

     Management believes that the current compensation structure for the Company's directors is well within the range for comparable companies and that it is fair and appropriate in light of the obligations and responsibilities of corporate directors.

     Management recommends a vote AGAINST the imposition of a limitation on director compensation based on a percentage of the Company's previous year's dividend.

                    SECTION 16(a) BENEFICIAL OWNERSHIP
                           REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Officers, directors and greater than ten-percent shareholders are required by a SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on review of the copies of such forms furnished to the Company, or written representations that no Forms 5 were required, the Company believes that during the last fiscal year its officers, directors and greater than ten-percent beneficial owners complied with applicable Section 16(a) filing requirements.

                   PRINCIPAL HOLDERS OF VOTING SECURITIES

     The following table sets forth the names and certain information with respect to each person who, as of September 9, 1998, was known by the Company to be the beneficial or record owner of more than five percent (5%) of the Company's Common Stock:


Title of Class                Name and Address       Amount and Nature   Percent
--------------                       of                of Beneficial       of
                              Beneficial Owner           Ownership        Class
                              ----------------       -----------------   -------
Common Stock                  Eloise Rogers Agee         75,592(1)        9.26%
                              2541 Woodleigh Lane
                              Lincoln, NE  68502

Common Stock                  Cede & Co.                408,616(2)       50.08%
                              Box 20
                              Bowling Green Station
                              New York, NY  10004

Common Stock                  Mary McFayden Donahue      46,258           5.67%
                              1301 South 80th Street
                              Omaha, NE 68124

Common Stock                  Patricia Ann Rasmussen     46,136           5.65%
                              93 Palma Drive
                              Rancho Mirage, CA 92270

Common Stock                  Thomas Rasmussen           53,300(3)        6.50%
                              P.O. Box 61428
                              Denver, Colorado 80206


--------------
(1) Includes four shares owned by her husband, Richard W. Agee, with respect to which Mrs. Agee may be regarded as having shared voting power and shared investment power.

(2) The Company's stock transfer records reflect that these shares are held in nominee name. The Company believes these shares are beneficially owned by more than one beneficial owner.

(3) According to a Schedule 13D Amendment filed with the SEC on June 5, 1998, Mr. Rasmussen disclosed that he had sole voting power over 100 shares; shared voting power over 53,200 shares held by him as trustee of a trust of which he is one of four beneficiaries and sole dispositive power over 53,300 shares, including 100 shares held by him directly and 53,200 shares held by him as trustee of the aforementioned trust.

     In addition to the persons listed above, any spouses of the persons listed may be regarded as having beneficial ownership and shared voting power and shared investment power with respect to the shares shown.

                            FINANCIAL STATEMENTS

     The Company's annual report for the fiscal year ended July 31, 1998, including financial statements, has accompanied or preceded the mailing of this proxy statement.

     THE COMPANY WILL PROVIDE WITHOUT CHARGE TO EACH SHAREHOLDER SOLICITED A COPY OF ITS ANNUAL REPORT TO THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-KSB, INCLUDING THE FINANCIAL STATEMENTS AND THE SCHEDULES THERETO, FOR THE FISCAL YEAR ENDED JULY 31, 1998. A WRITTEN REQUEST FOR SUCH REPORT SHOULD BE DIRECTED TO DONALD D. HEUPEL, PRESIDENT, UNIVERSAL MFG. CO., 405 DIAGONAL STREET, ALGONA, IOWA 50511.

                              AUDIT MATTERS

     The Board of Directors of the Company at its meeting of July 21, 1998, selected the accounting firm of Deloitte & Touche LLP, independent certified public accountants, to conduct the audit examination of the Company and its subsidiary for the fiscal year ending July 31, 1999, and to prepare the Company's corporate income tax returns for the same fiscal year.

     Representatives of the firm of Deloitte & Touche LLP are expected to be present at the Annual Meeting of Shareholders. Such representations will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions from shareholders.

                         SHAREHOLDERS' PROPOSALS

     In order for any proposal of shareholders to be presented as an item of business at the 1999 Annual Meeting of Shareholders of the Company, the proposal must be received at the Company's principal executive offices no later than May 27, 1999.

                             OTHER MATTERS

     The Board of Directors knows of no other matter to be acted upon at the meeting. However, if any other matter is lawfully brought before the meeting, the shares covered by the proxy in the accompanying form will be voted on such matter in accordance with the best judgment of the persons acting under such proxy.

                                  By Order of the Board of Directors



                                  Donald D. Heupel
                                  President

October 8, 1998

                         ------------------------------------
                                     Signature


                         ------------------------------------
                                     Signature

                                             (When signing as attorney,
                                             executor, administrator, trustee,
                                             guardian or conservator, or
                                             officer of a corporation, give
                                             full title. All joint tenants
                                             must sign.)




                         ------------------------------------
                                     Signature


                         ------------------------------------
                                     Signature

                                             (When signing as attorney,
                                             executor, administrator, trustee,
                                             guardian or conservator, or
                                             officer of a corporation, give
                                             full title. All joint tenants
                                             must sign.)

                                 UNIVERSAL MFG. CO.
           PROXY FOR ANNUAL MEETING OF SHAREHOLDERS ON NOVEMBER 17, 1998
     The undersigned hereby constitutes and appoints Richard E. McFayden and Thomas W. Rasmussen, or either of them, or any substitute appointed by either of them, the undersigned's agents, attorneys and proxies to vote the number of shares the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of UNIVERSAL MFG. CO. to be held at the Omaha Mariott Hotel, 10220 Regency Circle, Omaha, Nebraska, on the 17th day of November, 1998, at 10:00 a.m., or at any adjournment thereof.

(1)  Election of Directors

     / / FOR the following nominees, for the terms of office designated in the Company's Proxy Statement, except those listed in the blank space below: Donald D. Heupel, Harry W. Meginnis, T. Warren Thompson

          --------------------------------------------------------------------

     / /  WITHHOLD authority to vote for the above-listed nominees.
          INSTRUCTIONS: To withhold authority to vote for any specific nominee or nominees, the name of such nominee or nominees for whom authority is to be withheld should be printed on the blank line provided above. To withhold authority to vote for all of the above-listed nominees, the box next to the word "WITHHOLD" should be marked.

(2)  Independent Shareholder's Proposal as set forth in the 1998 Proxy
Statement:                                           / / FOR       / / AGAINST

(3) In their discretion on any other matters that may properly come before the meeting or any adjournment thereof.

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED WITH RESPECT TO PROPOSAL (1), IT WILL BE VOTED FOR SUCH PROPOSAL. IF NO DIRECTION IS INDICATED WITH RESPECT TO PROPOSAL (2), IT WILL BE VOTED AGAINST SUCH PROPOSAL.

DATED:            , 1998.
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                                 UNIVERSAL MFG. CO.
           PROXY FOR ANNUAL MEETING OF SHAREHOLDERS ON NOVEMBER 17, 1998
     The undersigned hereby constitutes and appoints Richard E. McFayden and Thomas W. Rasmussen, or either of them, or any substitute appointed by either of them, the undersigned's agents, attorneys and proxies to vote the number of shares the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of UNIVERSAL MFG. CO. to be held at the Omaha Mariott Hotel, 10220 Regency Circle, Omaha, Nebraska, on the 17th day of November, 1998, at 10:00 a.m., or at any adjournment thereof.

(1)  Election of Directors

     / / FOR the following nominees, for the terms of office designated in the Company's Proxy Statement, except those listed in the blank space below: Donald D. Heupel, Harry W. Meginnis, T. Warren Thompson

          --------------------------------------------------------------------

     / /  WITHHOLD authority to vote for the above-listed nominees.
          INSTRUCTIONS: To withhold authority to vote for any specific nominee or nominees, the name of such nominee or nominees for whom authority is to be withheld should be printed on the blank line provided above. To withhold authority to vote for all of the above-listed nominees, the box next to the word "WITHHOLD" should be marked.

(2)  Independent Shareholder's Proposal as set forth in the 1998 Proxy
Statement:                                           / / FOR       / / AGAINST

(3) In their discretion on any other matters that may properly come before the meeting or any adjournment thereof.

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED WITH RESPECT TO PROPOSAL (1), IT WILL BE VOTED FOR SUCH PROPOSAL. IF NO DIRECTION IS INDICATED WITH RESPECT TO PROPOSAL (2), IT WILL BE VOTED AGAINST SUCH PROPOSAL.

DATED:            , 1998.
      ------------